UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 4, 2021

INVESTVIEW, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-27019	87-0369205
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

234 Industrial Way West, Suite A202
Eatontown, New Jersey	07724
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	732-889-4300

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None

Title of each class	Trading symbol(s)	Name of each change on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 4.01—CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On January 4, 2021, the board of directors of Investview, Inc., dismissed Haynie & Company from its position as the independent registered public accountant engaged to audit Investview’s financial statements for the year ending March 31, 2021.

The reports of Haynie & Company on our financial statements consisting of the consolidated balance sheets as of March 31, 2020 and 2019, and the related consolidated statements of operations, stockholders’ deficit, and cash flows for the years ended March 31, 2020 and 2019, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles except to indicate that there is substantial doubt as to our ability to continue as a going concern.

In connection with our most recent two fiscal year audits and any subsequent interim period preceding the resignation of Haynie & Company, there were no disagreements with Haynie & Company or reportable events on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

We have provided Haynie & Company with a copy of the disclosures we are making in this Current Report on Form 8-K and have requested that Haynie & Company furnish us with a letter addressed to the U.S. Securities Commission stating whether it agrees with the statements made by us in this report and, if not, stating the respects in which it does not agree. A copy of the letter from Haynie & Company addressed to the U.S. Securities and Exchange Commission dated January 5, 2021, is filed as Exhibit 16.01 to this report.

On January 4, 2021, our board of directors engaged MaloneBailey, LLP as our registered public accounting firm to report on our financial statements for the year ending March 31, 2021.

No consultations occurred between us and MaloneBailey, LLP during the two most recent fiscal years and through January 4, 2021, regarding either: (i) the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that MaloneBailey, LLP concluded was an important factor considered by us in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of disagreement or a reportable event requiring disclosure under Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

The following is filed as an exhibit to this report:

Exhibit Number*	Title of Document	Location

Item 16	Letter on Change in Certifying Accountant
16.01	Letter from Haynie & Company to U.S. Securities and Exchange Commission dated January 5, 2021	This filing

*	All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document. Omitted numbers in the sequence refer to documents previously filed as an exhibit.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTVIEW, INC.

Dated: January 7, 2021	By:	/s/ Annette Raynor
Annette Raynor
Chief Operations Officer

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